Loans	12 Months Ended
Dec. 31, 2020
Receivables [Abstract]
Loans

NOTE 3 – LOANS

Loans consisted of the following on December 31:

(Dollars in thousands)	2020	2019
Commercial	$191,540	$137,114
Commercial real estate	187,221	196,748
Residential real estate	177,155	174,259
Construction & land development	36,038	23,960
Consumer	17,916	19,052
Total loans before deferred loan (fees) and costs	609,870	551,133
Deferred loan (fees) and costs	(711)	500
Total loans	$609,159	$551,633

Loan Origination/Risk Management

The Company has certain lending policies and procedures in place designed to maximize loan income within an acceptable level of risk. Management reviews and the Board of Directors approves these policies and procedures on a regular basis. A reporting system supplements the review process by providing management with frequent reports related to loan production, loan quality, concentrations of credit, loan delinquencies, and non-performing and potential problem loans. Diversification in the loan portfolio is a means of managing risk associated with fluctuations in economic conditions.

Commercial loans are underwritten after evaluating and understanding the borrower’s ability to operate profitably and prudently expand their business. Underwriting standards are designed to promote relationship banking rather than transactional banking. The Company’s management examines current and occasionally projected cash flows to determine the ability of the borrower to repay their obligations as agreed. Commercial loans are primarily made based on the identified cash flows of the borrower and secondarily on the underlying collateral provided by the borrower. However, the cash flows of borrowers may not be as expected and the collateral securing these loans may fluctuate in value. Most commercial loans are secured by the assets being financed or other business assets, such as accounts receivable or inventory, and generally incorporate a personal guarantee; however, some short-term loans may be made on an unsecured basis. In the case of loans secured by accounts receivable, the availability of funds for the repayment of these loans may be substantially dependent on the ability of the borrower to collect amounts due from its customers.

Commercial real estate loans are subject to underwriting standards and processes similar to commercial loans, in addition to those of real estate loans. These loans are viewed primarily as cash flow loans and secondarily as loans secured by real estate. Commercial real estate lending typically involves higher loan principal amounts and the repayment of these loans is largely dependent on the successful operation of the property securing the loan or the business conducted on the property securing the loan. Commercial real estate loans may be adversely affected by conditions in the real estate markets or in the general economy. The properties securing the Company’s commercial real estate portfolio are diverse in terms of type. This diversity helps reduce the Company’s exposure to adverse economic events that affect any single industry. Management monitors and evaluates commercial real estate loans based on collateral, geography, and risk grade criteria.

With respect to loans to developers and builders secured by non-owner occupied properties, the Company generally requires the borrower to have had an existing relationship with the Company and have a proven record of success. Construction and land development loans are underwritten utilizing independent appraisal reviews, sensitivity analysis of absorption, lease rates, and financial analysis of developers and property owners. Construction and land development loans are generally based upon estimates of costs and value associated with the completed project. These estimates may be inaccurate. Construction and land development loans often involve the disbursement of substantial funds with repayment substantially dependent on the success of the project. Sources of repayment for these types of loans may be pre-committed permanent loans from approved long-term lenders, sales of developed property, or permanent financing from the Company. These loans are closely monitored by on-site inspections and are considered to have higher risk than other real estate loans due to their ultimate repayment being sensitive to interest rate changes, governmental regulation of real property, general economic conditions, and the availability of long-term financing.

The Company originates consumer loans utilizing a judgmental underwriting process. Policies and procedures are developed and modified, as needed, by management to monitor and manage consumer loan risk. This activity, coupled with relatively small loan amounts spread across many individual borrowers, minimizes risk.

The Company engages an independent loan review vendor that reviews and validates the credit risk program on a periodic basis.  Results of these reviews are presented to management and the Audit Committee. The loan review process complements and reinforces the risk identification and assessment decisions made by lenders and credit personnel, as well as the Company’s policies and procedures.

Paycheck Protection Program

The Coronavirus Aid, Relief, and Economic Security Act, or CARES Act, was signed into law on March 27, 2020 and provided over $2 trillion in economic relief to individuals and businesses impacted by the COVID-19 pandemic. The CARES Act authorized the Small Business Administration (“SBA”) to temporarily guarantee loans under a new 7(a) loan program called the Paycheck Protection Program (“PPP”). As a qualified SBA lender, the Company was automatically authorized to originate PPP loans. The PPP provides loans to small businesses who have been affected by economic conditions as a result of COVID-19 to provide cash flow assistance to employers who maintain their payroll (including healthcare and certain related expenses), mortgage interest, rent, leases, utilities and interest on existing debt during the COVID-19 emergency. During 2020, the Company originated 793 PPP loans with principal balances of $92.1 million. The PPP loans are 100% guaranteed by the SBA and may be eligible for forgiveness by the SBA to the extent that the proceeds are used to cover eligible payroll costs, interest costs, rent, and utility costs over a period of up to 24 weeks after the loan is made if certain conditions are met regarding employee retention and compensation levels. PPP loans deemed eligible for forgiveness by the SBA will be repaid by the SBA to the Company. As of December 31, 2020, the Company has received $22 million in loan forgiveness from the SBA.  The remaining $70.1 million of PPP loans are included in the Commercial loan category with no allowance for loan losses allocated.

In accordance with the SBA terms and conditions on these PPP loans, the Company received approximately $3.2 million in fees associated with the processing of these loans. Upon funding of the loan, these fees were deferred and are being amortized over the life of the loan as an adjustment to yield in accordance with FASB ASC 310-20-25-2. During 2020, $1.9 million of these fees were recognized in income.

Concentrations of Credit

Nearly all the Company’s lending activity occurs within the State of Ohio, including the four counties of Holmes, Stark, Tuscarawas, and Wayne, as well as other markets. The majority of the Company’s loan portfolio consists of commercial and industrial and commercial real estate loans. Credit concentrations, including commitments, as determined using North American Industry Classification Codes (NAICS), to the four largest industries compared to total loans at December 31, 2020, included $46 million, or 8%, of total loans to lessors of non-residential buildings or dwellings; $34 million, or 6%, of total loans to assisted living facilities for the elderly; $30 million, or 5%, of total loans to logging, sawmills, and timber tract operations; and $25 million, or 4%, of total loans to borrowers in the hotel, motel, and lodging business. These loans are generally secured by real property and equipment, with repayment expected from operational cash flow. Credit evaluation is based on a review of cash flow coverage of principal, interest payments, and the adequacy of the collateral received.

Allowance for Loan Losses

The following table details activity in the allowance for loan losses by portfolio segment for the years ended December 31, 2020, 2019, and 2018. Allocation of a portion of the allowance to one category of loans does not preclude its availability to absorb losses in other categories.

During 2020, the increase in the provision for loan losses for commercial real estate loans was primarily related to businesses affected by the COVID economic shutdown.  The provision for losses in the construction and land development category also increased due to effects of the COVID shutdown as well as the increase in volume of loans. The provision related to commercial loans decreased primarily as a result of the decrease in loans graded special mention along with the decrease in historical losses of loans in this category.

During 2019, the increase in the provision for loan losses related to commercial loans was primarily related to loans in the sawmill industry affected by tariffs on trade with China along with an increase in loans in the special mention category.  The increase in the provision for commercial real estate loans was primarily related to the $13 million increase in loan volume. The increase in the provision related to consumer loans was due to historical losses of loans in this category. The decrease in the provision related to residential real estate loans was primarily related to the decrease in specific allocation amounts related to three (3) mortgage loans.

During 2018, the increase in the provision for loan losses related to commercial loans was predominantly due to the $5.9 million increase of loans classified as substandard, as well as charge-offs, and loan volume increases. The increase in the provision related to consumer loans was due to an increase in charge-offs and delinquencies. The increase related to commercial real estate loans was primarily related to the $5 million increase of loans classified as substandard.

Summary of Allowance for Loan Losses

(Dollars in thousands)	Commercial	Commercial Real Estate	Residential Real Estate	Construction & Land Development	Consumer	Unallocated	Total
December 31, 2020
Beginning balance	$2,408	$2,153	$1,152	$203	$481	$620	$7,017
Provision for loan losses	(722)	1,413	16	865	(104)	182	1,650
Charge-offs	(77)	(138)	(15)	(312)	(100)		(642)
Recoveries	130	41	3	—	75		249
Net (charge-offs) recoveries	53	(97)	(12)	(312)	(25)	—	(393)
Ending balance	$1,739	$3,469	$1,156	$756	$352	$802	$8,274

December 31, 2019
Beginning balance	$2,178	$1,791	$1,245	$258	$306	$129	$5,907
Provision for loan losses	102	361	(100)	(55)	341	491	1,140
Charge-offs	(47)	—	—	—	(211)		(258)
Recoveries	175	1	7	—	45		228
Net (charge-offs) recoveries	128	1	7	—	(166)	—	(30)
Ending balance	$2,408	$2,153	$1,152	$203	$481	$620	$7,017

December 31, 2018
Beginning balance	$1,813	$1,735	$1,273	$237	$175	$371	$5,604
Provision for loan losses	1,127	158	6	21	246	(242)	1,316
Charge-offs	(823)	(103)	(37)	—	(119)		(1,082)
Recoveries	61	1	3	—	4		69
Net (charge-offs) recoveries	(762)	(102)	(34)	—	(115)	—	(1,013)
Ending balance	$2,178	$1,791	$1,245	$258	$306	$129	$5,907

The following table presents the balance in the allowance for loan losses and the ending loan balances by portfolio segment and impairment method as of December 31:

(Dollars in thousands)	Commercial	Commercial Real Estate	Residential Real Estate	Construction & Land Development	Consumer	Unallocated	Total
2020
Allowance for loan losses:
Ending allowance balances attributable to loans:
Individually evaluated for impairment	$4	$20	$1	$—	5	$—	$30
Collectively evaluated for impairment	1,735	3,449	1,155	756	347	802	8,244
Total ending allowance balance	$1,739	$3,469	$1,156	$756	$352	$802	$8,274

Loans:
Loans individually evaluated for impairment	$2,560	$2,875	$756	$—	$141		$6,332
Loans collectively evaluated for impairment	188,980	184,346	176,399	36,038	17,775		603,538
Total ending loans balance	$191,540	$187,221	$177,155	$36,038	$17,916		$609,870

2019
Allowance for loan losses:
Ending allowance balances attributable to loans:
Individually evaluated for impairment	$16	$17	$1	$—	$—	$—	$34
Collectively evaluated for impairment	2,392	2,136	1,151	203	481	620	6,983
Total ending allowance balance	$2,408	$2,153	$1,152	$203	$481	$620	$7,017

Loans:
Loans individually evaluated for impairment	$2,555	$2,637	$853	$—	$14		$6,059
Loans collectively evaluated for impairment	134,559	194,111	173,406	23,960	19,038		545,074
Total ending loans balance	$137,114	$196,748	$174,259	$23,960	$19,052		$551,133

The following table presents loans individually evaluated for impairment by class of loans as of December 31:

(Dollars in thousands)	Unpaid Principal Balance	Recorded Investment With No Allowance	Recorded Investment With Allowance	Total Recorded Investment [1]	Related Allowance	Average Recorded Investment	Interest Income Recognized
2020
Commercial	$2,604	$1,965	$597	$2,562	$4	$2,305	$66
Commercial real estate	3,755	2,673	211	2,884	20	2,569	13
Residential real estate	923	513	247	760	1	782	33
Consumer	143	—	146	146	5	114	7
Total impaired loans	$7,425	$5,151	$1,201	$6,352	$30	$5,770	$119

2019
Commercial	$2,982	$2,541	$16	$2,557	$16	$2,054	$68
Commercial real estate	2,952	2,471	176	2,647	17	2,517	11
Residential real estate	1,024	457	396	853	1	1,093	54
Consumer	$14	14	—	14	—	12	1
Total impaired loans	6,972	$5,483	588	$6,071	$34	$5,676	$134

2018
Commercial	$815	$383	36	$419	$36	$1,511	$37
Commercial real estate	2,616	1,976	433	2,409	64	3,531	19
Residential real estate	1,190	763	269	1,032	1	1,327	57
Total impaired loans	$4,621	$3,122	738	$3,860	$101	$6,369	$113

[1] Includes principal, accrued interest, unearned fees, and origination costs.

The following table presents the aging of accruing past due and nonaccrual loans by class of loans as of December 31:

		Accruing Loans
(Dollars in thousands)	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days + Past Due	Nonaccrual	Total Past Due and Nonaccrual	Total Loans
2020
Commercial	$190,264	$51	$—	$—	$1,225	$1,276	$191,540
Commercial real estate	185,005	11	—	—	2,205	2,216	187,221
Residential real estate	175,812	606	—	49	688	1,343	177,155
Construction & land development	35,721	—	—	—	317	317	36,038
Consumer	17,713	168	22	—	13	203	17,916
Total loans	$604,515	$836	$22	$49	$4,448	$5,355	$609,870

2019
Commercial	$135,707	$15	$—	$67	$1,325	$1,407	$137,114
Commercial real estate	194,157	186	—	—	2,405	2,591	196,748
Residential real estate	173,023	264	277	174	521	1,236	174,259
Construction & land development	23,960	—	—	—	—	—	23,960
Consumer	18,640	365	—	—	47	412	19,052
Total loans	$545,487	$830	$277	$241	$4,298	$5,646	$551,133

CARES Act Loan Modifications

The table below summarizes the Company’s deferral activity on December 31, 2020 under the COVID-19 related loan modification program to customers.  Loan modifications consist of three (3) to four (4) months deferral of principal and interest payments, and extension of maturity date.  As of December 31, 2020, there was one modified loan in nonaccrual status. All remaining loans provided modifications were performing in accordance with their terms as of December 31, 2020.  In accordance with the CARES Act, these loans are not required to be evaluated as TDR’s. As of December 31, 2020, there were two (2) loans totaling $123 thousand that have been granted a second deferral.

	During the Year Ended December 31, 2020				At December 31, 2020
(Dollars in thousands)	Total Loan Balances	Deferred # of Loans	Total COVID Loan Deferrals	Percent of Portfolio Modified	Remaining Balance in Deferment	Remaining # of Loans in Deferment
Commercial:
Commercial	$191,540	61	$9,260	5%	$—	—
Commercial real estate	187,221	72	51,335	27	11,921	2
Construction	36,038	2	303	1	—	—
Total Commercial	$414,799	135	$60,898	15%	$11,921	2
Consumer:
Residential real estate	$177,155	32	$3,521	2%	$475	5
RV	8,873	13	281	3	—	—
Other consumer	9,043	17	218	2	—	—
Total Consumer	195,071	62	4,020	2	475	5
Total Loans	$609,870	197	$64,918	11%	$12,396	7

Troubled Debt Restructurings

The Company had troubled debt restructurings (“TDRs”) of $2.8 million as of December 31, 2020, with $30 thousand of specific reserves allocated to customers whose loan terms have been modified in TDRs. As of December 31, 2019, the Company had TDRs of $2.5 million, with $18 thousand of specific reserves allocated.  On December 31, 2020, $2.5 million of the loans classified as TDRs were performing in accordance with their modified terms. The remaining $315 thousand were classified as nonaccrual.

Loan modifications considered TDRs completed during the year ended December 31 were as follows:

(Dollars in thousands)	Number Of Loans Restructured	Pre-Modification Recorded Investment	Post-Modification Recorded Investment
2020
Commercial	6	$648	$648
Commercial Real Estate	2	177	177
Residential	2	189	189
Consumer	6	146	146
Total restructured loans	16	$1,160	$1,160

2019
Consumer	1	$17	$17
Total restructured loans	1	$17	$17

2018
Commercial	1	$200	$200
Residential real estate	2	27	27
Total restructured loans	3	$227	$227

The loans restructured were modified by changing the monthly payment to interest only and extending the maturity dates. No principal reductions were made.  There was one loan in the amount of $200 thousand restructured in 2018 that has subsequently defaulted in 2019.

Real Estate Loans in Foreclosure

There was no other real estate owned on December 31, 2020. Other real estate owned amounted to one property at $99 thousand as of December 31, 2019. Mortgage loans in the process of foreclosure were $21 thousand on December 31, 2020, and $50 thousand on December 31, 2019.

Credit Quality Indicators

The Company categorizes commercial and commercial real estate loans into risk categories based on relevant information about the ability of borrowers to service their debt such as: current financial information, historical payment experience, credit documentation, public information, and current economic trends, among other factors. The Company analyzes commercial and commercial real estate loans individually by classifying the loans as to credit risk. This analysis includes commercial loans with an outstanding balance greater than $500 thousand. This analysis is performed on an annual basis.

The Company uses the following definitions for risk ratings:

Pass. Loans classified as pass (Cash Secured, Exceptional, Acceptable, Monitor or Pass Watch) may exhibit a wide array of characteristics but at a minimum represent an acceptable risk to the Bank. Borrowers in this rating may have leveraged but acceptable balance sheet positions, satisfactory asset quality, stable to favorable sales and earnings trends, acceptable liquidity, and adequate cash flow. Loans are considered fully collectible and require an average amount of administration. While generally adhering to credit policy, these loans may exhibit occasional exceptions that do not result in undue risk to the Bank. Borrowers are generally capable of absorbing setbacks, financial and otherwise, without the threat of failure.

Special Mention. Loans classified as special mention have a material weakness deserving of management’s close attention. If left uncorrected, these weaknesses may result in deterioration of the repayment prospects for the loan or of the Bank’s credit position at some future date.

Substandard. Loans classified as substandard are inadequately protected by the current net worth and paying capacity of the obligor or of the collateral pledged, if any. Loans so classified have a well-defined weakness or weaknesses jeopardizing the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected.

Doubtful. Loans classified as doubtful have all the weaknesses inherent in those classified as substandard, with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions, values, highly questionable, and improbable.

Loans not meeting the criteria above that are analyzed individually as part of the above-described process are considered to be pass rated loans. Loans listed as not rated are either less than $500 thousand or are included in groups of homogeneous loans. Based on the most recent analysis performed, the risk category of loans by class was as follows on December 31:

(Dollars in thousands)	Pass	Special Mention	Substandard	Doubtful	Not Rated	Total
2020
Commercial	$177,620	$2,352	$9,644	$—	$1,924	$191,540
Commercial real estate	161,091	2,545	21,812	—	1,773	187,221
Residential real estate	174	—	114	—	176,867	177,155
Construction & land development	29,182	—	—	317	6,539	36,038
Consumer	—	—	105	—	17,811	17,916
Total	$368,067	$4,897	$31,675	$317	$204,914	$609,870

2019
Commercial	$110,731	$15,040	$10,295	$—	$1,048	$137,114
Commercial real estate	174,045	11,546	9,994	—	1,163	196,748
Residential real estate	183	—	237	—	173,839	174,259
Construction & land development	19,423	104	—	—	4,433	23,960
Consumer	—	—	73	—	18,979	19,052
Total	$304,382	$26,690	$20,599	$—	$199,462	$551,133

Nonperforming loans include loans past due 90 days and greater and loans on nonaccrual of interest status that have not been risk rated. The following table presents loans that are not rated, by class of loans as of December 31:

(Dollars in thousands)	Performing	Nonperforming	Total
2020
Commercial	$1,924	$—	$1,924
Commercial real estate	1,773	—	1,773
Residential real estate	176,278	589	176,867
Construction & land development	6,539	—	6,539
Consumer	17,798	13	17,811
Total	$204,312	$602	$204,914

2019
Commercial	$1,048	$—	$1,048
Commercial real estate	1,163	—	1,163
Residential real estate	173,407	432	173,839
Construction & land development	4,433	—	4,433
Consumer	18,979	—	18,979
Total	$199,030	$432	$199,462

Mortgage Servicing Rights

For the years ended December 31, 2020 and 2019, the Company had outstanding MSRs of $488 thousand and $328 thousand, respectively. No valuation allowance was recorded on December 31, 2020 or 2019, as the fair value of the MSRs exceeded their carrying value. On December 31, 2020, the Company had $107.1 million residential mortgage loans with servicing retained as compared to $75.9 million with servicing retained on December 31, 2019.

Total loans serviced for others approximated $117.5 million and $95.7 million on December 31, 2020 and 2019, respectively.